T. Rowe Price Capital Appreciation Fund

Supplement to Prospectus dated May 1, 2010

On page 29, the operating policy for Debt Instruments is revised as follows:

Operating policy Fund investments in noninvestment-grade debt securities ("junk bonds") and loans are limited to 25% of total assets. Fund investments in convertible securities are not subject to this limit.

The date of this supplement is January 3, 2011.

F72-041 1/3/11